FRD P-1 02/14

SUPPLEMENT DATED FEBRUARY 1, 2014

TO THE PROSPECTUSES DATED MAY 1, 2013

OF

FRANKLIN RISING DIVIDENDS SECURITIES FUND

 (A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I. The “Fund Summaries – Portfolio Managers” section on page FRD-S4 is revised to read as follows:

Portfolio Managers

DONALD G. TAYLOR, CPA   Chief Investment Officer of Advisory Services and portfolio manager of the Fund since 1996.

NICHOLAS P.B. GETAZ, CFA   Research Analyst of Advisory Services and portfolio manager of the Fund since February 2014.

BRUCE C. BAUGHMAN, CPA   Senior Vice President of Advisory Services and portfolio manager of the Fund since inception (1992).

WILLIAM J. LIPPMAN   President of Advisory Services and portfolio manager of the Fund since inception (1992).

II. The “Fund Details – Management” section disclosure concerning the portfolio management team beginning on page FRD-D6 is revised to read as follows:

The Fund is managed by a team of dedicated professionals focused on investments that have paid rising dividends. The portfolio managers of the team are as follows:

DONALD G. TAYLOR, CPA Chief Investment Officer of Advisory Services

Mr. Taylor has been the lead portfolio manager of the Fund since 1996. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1996.

NICHOLAS P.B. GETAZ, CFA Research Analyst of Advisory Services	Mr. Getaz has been portfolio manager of the Fund since February 2014, providing support to the lead portfolio manager(s) as needed. He joined Franklin Templeton Investments in 2011.

BRUCE C. BAUGHMAN, CPA Senior Vice President of Advisory Services	Mr. Baughman has been a portfolio manager of the Fund since its inception, providing support to the lead portfolio manager(s) as needed. He joined Franklin Templeton Investments in 1988.

WILLIAM J. LIPPMAN President of Advisory Services	Mr. Lippman has been a portfolio manager of the Fund since its inception, providing support to the lead portfolio manager(s) as needed. He joined Franklin Templeton Investments in 1988.

Please keep this supplement for future reference.